Quarterly Holdings Report
for
Fidelity SAI International Credit Fund
March 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
ICR-NPRT1-0523
1.9908917.100
Nonconvertible Bonds - 57.6%
		Principal Amount (a)	Value ($)
Australia - 1.5%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	245,000	221,455
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	874,000	719,083
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	744,000	717,219
6.75% 12/2/44 (Reg. S) (b)		298,000	293,903
TOTAL AUSTRALIA			1,951,660
Bailiwick of Guernsey - 0.2%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	300,000	250,811
Bailiwick of Jersey - 1.0%
Heathrow Funding Ltd. 2.625% 3/16/28 (Reg. S)	GBP	1,153,000	1,196,743
Canada - 0.0%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (c)		24,000	20,997
Cayman Islands - 0.3%
Avolon Holdings Funding Ltd.:
4.25% 4/15/26 (c)		166,000	156,086
4.375% 5/1/26 (c)		11,000	10,321
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	245,000	261,044
TOTAL CAYMAN ISLANDS			427,451
Denmark - 0.9%
Danske Bank A/S 2.25% 1/14/28 (Reg. S) (b)	GBP	1,105,000	1,171,701
France - 6.2%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		1,785,000	1,488,088
2.5% 3/31/32 (Reg. S) (b)	EUR	1,300,000	1,273,035
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	2,400,000	2,207,643
Credit Agricole Assurances SA 4.75% 9/27/48 (b)	EUR	500,000	516,235
Credit Agricole SA 4.875% 10/23/29 (Reg. S)	GBP	200,000	243,043
Electricite de France SA 5.5% 1/25/35 (Reg. S)	GBP	800,000	937,027
Lagardere S.C.A. 2.125% 10/16/26 (Reg. S)	EUR	100,000	105,319
Societe Generale:
4.75% 11/24/25 (c)		255,000	238,511
6.691% 1/10/34 (b)(c)		730,000	746,170
Valeo SA 1% 8/3/28 (Reg. S)	EUR	100,000	86,376
TOTAL FRANCE			7,841,447
Germany - 3.3%
Bayer AG 3.75% 7/1/74 (Reg. S) (b)	EUR	168,000	176,619
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	200,000	246,156
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	100,000	98,036
4% 6/24/32 (Reg. S) (b)	EUR	800,000	750,464
6.125% 12/12/30 (Reg. S) (b)	GBP	1,400,000	1,639,641
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	1,100,000	922,131
RWE AG 2.75% 5/24/30 (Reg. S)	EUR	69,000	69,507
Vonovia SE 5% 11/23/30 (Reg. S)	EUR	200,000	202,651
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	100,000	93,303
TOTAL GERMANY			4,198,508
Greece - 0.3%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	390,000	332,718
Ireland - 5.4%
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	244,000	246,828
2.25% 4/4/28 (Reg. S) (b)	EUR	2,292,000	2,253,085
2.875% 5/30/31 (Reg. S) (b)	EUR	545,000	534,654
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	1,329,000	1,236,924
2.029% 9/30/27 (b)(c)		1,440,000	1,244,937
2.375% 10/14/29 (Reg. S) (b)	EUR	153,000	156,850
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		441,000	414,037
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		900,000	683,046
TOTAL IRELAND			6,770,361
Italy - 1.6%
Enel SpA 3.375% (Reg. S) (b)(d)	EUR	660,000	649,561
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	759,000	701,242
5.861% 6/19/32 (b)(c)		815,000	718,378
TOTAL ITALY			2,069,181
Luxembourg - 2.3%
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	2,709,000	2,186,469
1.75% 3/12/29 (Reg. S)	EUR	122,000	97,747
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	748,000	636,949
TOTAL LUXEMBOURG			2,921,165
Mexico - 1.2%
Petroleos Mexicanos 6.5% 3/13/27		1,689,000	1,526,180
Netherlands - 4.0%
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		1,995,000	1,855,350
5.75% 8/15/50 (Reg. S) (b)		382,000	361,714
Deutsche Annington Finance BV 5% 10/2/23 (c)		96,000	95,502
ING Groep NV 3% 2/18/26 (Reg. S)	GBP	600,000	693,293
Rabobank Nederland 4% 1/10/30 (Reg. S)	EUR	200,000	217,680
Technip Energies NV 1.125% 5/28/28	EUR	983,000	897,566
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	900,000	886,958
TOTAL NETHERLANDS			5,008,063
Portugal - 0.3%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	400,000	374,795
Spain - 0.5%
Telefonica Emisiones S.A.U. 5.375% 2/2/26	GBP	515,000	637,396
Sweden - 0.9%
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	900,000	676,871
Samhallsbyggnadsbolaget I Norden AB 1% 8/12/27 (Reg. S)	EUR	640,000	461,590
TOTAL SWEDEN			1,138,461
Switzerland - 3.2%
Credit Suisse Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	153,000	148,774
6.537% 8/12/33 (b)(c)		1,115,000	1,145,663
7.375% 9/7/33 (Reg. S) (b)	GBP	840,000	1,080,885
UBS Group AG:
1% 3/21/25 (Reg. S) (b)	EUR	605,000	633,322
4.988% 8/5/33 (Reg. S) (b)		1,060,000	1,011,238
TOTAL SWITZERLAND			4,019,882
United Kingdom - 16.9%
Agps Bondco PLC:
1.875% 1/14/26 (Reg. S)	EUR	700,000	296,069
2.25% 4/27/27 (Reg. S)	EUR	100,000	40,712
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	255,000	252,695
Barclays PLC:
3.375% 4/2/25 (Reg. S) (b)	EUR	185,000	198,832
5.262% 1/29/34 (Reg. S) (b)	EUR	100,000	110,144
7.437% 11/2/33 (b)		1,135,000	1,254,525
8.407% 11/14/32 (Reg. S) (b)	GBP	390,000	496,933
Credit Suisse AG London Branch 7.75% 3/10/26 (Reg. S)	GBP	205,000	260,266
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	580,000	641,799
5.402% 8/11/33 (b)		1,040,000	1,027,942
7.39% 11/3/28 (b)		460,000	489,593
8.201% 11/16/34 (Reg. S) (b)	GBP	385,000	499,077
Imperial Tobacco Finance PLC 8.125% 3/15/24	GBP	510,000	642,210
John Lewis PLC 6.125% 1/21/25	GBP	1,576,000	1,896,638
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	607,000	637,199
4.5% 1/11/29 (Reg. S) (b)	EUR	235,000	255,012
4.976% 8/11/33 (b)		1,065,000	1,019,560
Marks & Spencer PLC 3.75% 5/19/26 (Reg. S)	GBP	153,000	170,074
Nationwide Building Society 3% 5/6/26 (Reg. S)	GBP	430,000	501,111
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	214,000	222,243
3.619% 3/29/29 (Reg. S) (b)	GBP	1,078,000	1,197,881
7.416% 6/6/33 (Reg. S) (b)	GBP	600,000	744,596
NatWest Markets PLC 0.125% 11/12/25 (Reg. S)	EUR	345,000	338,648
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	1,141,000	1,036,335
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		1,628,000	1,347,170
Rolls-Royce PLC 3.375% 6/18/26	GBP	850,000	951,002
Santander UK Group Holdings PLC 3.625% 1/14/26 (Reg. S)	GBP	550,000	640,410
Severn Trent Utilities Finance PLC 4.625% 11/30/34 (Reg. S)	GBP	215,000	250,111
Tesco Corporate Treasury Services PLC 5.5% 2/27/35 (Reg. S)	GBP	640,000	773,839
Thames Water Utility Finance PLC 4% 6/19/25 (Reg. S)	GBP	520,000	627,266
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	707,000	606,587
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	460,000	511,075
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	280,000	253,276
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (b)	GBP	342,000	390,469
Vodafone Group PLC 4.875% 10/3/78 (Reg. S) (b)	GBP	425,000	497,856
Whitbread PLC 2.375% 5/31/27 (Reg. S)	GBP	235,000	249,818
TOTAL UNITED KINGDOM			21,328,973
United States of America - 7.6%
Air Lease Corp. 3.125% 12/1/30		84,000	71,264
American Airlines, Inc. 3.75% 4/15/27		38,508	35,923
Ares Capital Corp.:
2.15% 7/15/26		92,000	78,882
3.25% 7/15/25		115,000	105,049
4.25% 3/1/25		198,000	187,059
Bank of America Corp. 2.3% 7/25/25 (Reg. S)	GBP	545,000	635,301
BAT Capital Corp. 2.125% 8/15/25	GBP	560,000	639,607
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	894,000	1,009,048
Broadcom, Inc. 2.45% 2/15/31 (c)		84,000	68,772
Capital One Financial Corp.:
5.468% 2/1/29 (b)		19,000	18,517
5.817% 2/1/34 (b)		34,000	32,855
Centene Corp.:
4.25% 12/15/27		174,000	167,639
4.625% 12/15/29		124,000	116,590
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.2% 3/15/28		153,000	144,807
Citigroup, Inc. 5.875% 7/1/24 (Reg. S)	GBP	500,000	612,254
Cleco Corporate Holdings LLC 3.375% 9/15/29		305,000	265,010
DCP Midstream Operating LP 5.375% 7/15/25		275,000	273,647
Discover Financial Services 6.7% 11/29/32		6,000	6,186
Duke Energy Corp. 3.85% 6/15/34	EUR	668,000	676,408
Elanco Animal Health, Inc. 6.65% 8/28/28 (b)		107,000	101,058
General Motors Financial Co., Inc.:
2.25% 9/6/24 (Reg. S)	GBP	540,000	635,475
5.15% 8/15/26 (Reg. S)	GBP	210,000	255,382
Hudson Pacific Properties LP 3.95% 11/1/27		214,000	146,827
Level 3 Financing, Inc. 3.4% 3/1/27 (c)		153,000	121,014
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	255,000	233,881
3.5% 3/15/31		118,000	78,587
NextEra Energy Partners LP 4.25% 9/15/24 (c)		15,000	14,381
Omega Healthcare Investors, Inc. 4.75% 1/15/28		275,000	254,848
Puget Energy, Inc. 4.1% 6/15/30		229,000	211,449
Sabra Health Care LP 3.2% 12/1/31		41,000	30,072
SITE Centers Corp. 4.7% 6/1/27		168,000	158,609
Southern Co. 1.875% 9/15/81 (b)	EUR	1,211,000	1,034,575
The AES Corp. 2.45% 1/15/31		218,000	177,481
The Boeing Co. 5.15% 5/1/30		137,000	137,857
Time Warner Cable LLC 5.875% 11/15/40		122,000	110,573
Toll Brothers Finance Corp. 4.875% 3/15/27		198,000	192,036
Universal Health Services, Inc. 2.65% 10/15/30		305,000	244,546
Vontier Corp. 2.4% 4/1/28		305,000	256,319
Vornado Realty LP 3.4% 6/1/31		35,000	24,212
Western Gas Partners LP 4.3% 2/1/30		115,000	104,684
TOTAL UNITED STATES OF AMERICA			9,668,684
TOTAL NONCONVERTIBLE BONDS (Cost $71,980,578)			72,855,177

U.S. Government and Government Agency Obligations - 6.8%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 6.8%
U.S. Treasury Bonds:
3.25% 5/15/42	580,200	535,257
4% 11/15/42 (e)	3,000,000	3,081,563
U.S. Treasury Notes 4.625% 2/28/25	5,000,000	5,048,633

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $8,417,520)		8,665,453

Foreign Government and Government Agency Obligations - 9.1%
		Principal Amount (a)	Value ($)
Germany - 9.1%
German Federal Republic:
1% 5/15/38(Reg. S)	EUR	6,910,000	6,143,553
2.5% 3/13/25(Reg. S)	EUR	5,000,000	5,403,527
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $11,004,042)			11,547,080

Preferred Securities - 9.7%
		Principal Amount (a)	Value ($)
Australia - 0.7%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(d)		1,045,000	916,944
Canada - 0.1%
Bank of Nova Scotia:
3 month U.S. LIBOR + 2.640% 7.4539% (b)(d)(f)		90,000	80,244
4.9% (b)(d)		63,000	57,330
TOTAL CANADA			137,574
Finland - 0.3%
Citycon Oyj 4.496% (Reg. S) (b)(d)	EUR	487,000	303,819
France - 0.6%
Veolia Environnement SA 2% (Reg. S) (b)(d)	EUR	900,000	807,350
Ireland - 0.3%
AIB Group PLC 6.25% (Reg. S) (b)(d)	EUR	410,000	406,236
Luxembourg - 0.9%
Aroundtown SA 3.375% (Reg. S) (b)(d)	EUR	1,400,000	668,477
CPI Property Group SA 3.75% (Reg. S) (b)(d)	EUR	720,000	304,528
Grand City Properties SA 1.5% (Reg. S) (b)(d)	EUR	400,000	149,900
TOTAL LUXEMBOURG			1,122,905
Netherlands - 3.5%
AerCap Holdings NV 5.875% 10/10/79 (b)		718,000	653,876
AT Securities BV 5.25% (Reg. S) (b)(d)		250,000	93,500
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (b)(d)(f)	EUR	69,250	72,098
Telefonica Europe BV 3.875% (Reg. S) (b)(d)	EUR	300,000	300,254
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(d)	EUR	100,000	104,502
3.748% (Reg. S) (b)(d)	EUR	100,000	95,739
3.875% (Reg. S) (b)(d)	EUR	2,900,000	2,688,980
4.625% (Reg. S) (b)(d)	EUR	351,000	365,433
TOTAL NETHERLANDS			4,374,382
Spain - 0.2%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(d)	EUR	200,000	206,281
Sweden - 0.8%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(d)	EUR	275,000	181,955
3.625% (Reg. S) (b)(d)	EUR	1,100,000	598,133
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(d)	EUR	647,000	259,618
TOTAL SWEDEN			1,039,706
Switzerland - 0.2%
Credit Suisse Group AG 7.5% (Reg. S) (b)(d)(g)		611,000	30,550
UBS Group AG 7% (Reg. S) (b)(d)		250,000	235,000
TOTAL SWITZERLAND			265,550
United Kingdom - 2.1%
Barclays PLC 7.125% (b)(d)	GBP	425,000	456,700
British American Tobacco PLC 3% (Reg. S) (b)(d)	EUR	1,842,000	1,621,731
National Express Group PLC 4.25% (Reg. S) (b)(d)	GBP	230,000	249,085
SSE PLC 3.74% (Reg. S) (b)(d)	GBP	337,000	378,932
TOTAL UNITED KINGDOM			2,706,448
TOTAL PREFERRED SECURITIES (Cost $13,463,463)			12,287,195

Money Market Funds - 16.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.86% (h) (Cost $20,749,703)	20,745,554	20,749,703

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.1%
Option with an exercise rate of 4.625% on a credit default swap with Goldman Sachs Bank U.S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 39 Index expiring June 2028, paying 5% quarterly. (Cost $120,342)	6/21/23	EUR	5,800,000	120,342

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $125,735,648)	126,224,950
NET OTHER ASSETS (LIABILITIES) - 0.3%	367,802
NET ASSETS - 100.0%	126,592,752

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	10	Jun 2023	821,434	25,177	25,177
Eurex Euro-Bobl Contracts (Germany)	11	Jun 2023	1,406,249	31,971	31,971
Eurex Euro-Bund Contracts (Germany)	24	Jun 2023	3,535,644	125,709	125,709
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	3	Jun 2023	458,288	27,865	27,865
Eurex Euro-Schatz Contracts (Germany)	46	Jun 2023	5,272,806	51,018	51,018
TME 10 Year Canadian Note Contracts (Canada)	45	Jun 2023	4,200,666	169,952	169,952

TOTAL BOND INDEX CONTRACTS					431,692

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	81	Jun 2023	16,722,703	249,811	249,811
CBOT Long Term U.S. Treasury Bond Contracts (United States)	79	Jun 2023	10,361,344	545,705	545,705

TOTAL TREASURY CONTRACTS					795,516

TOTAL PURCHASED					1,227,208

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	39	Jun 2023	4,972,210	(117,141)	(117,141)

TOTAL FUTURES CONTRACTS					1,110,067
The notional amount of futures purchased as a percentage of Net Assets is 33.8%
The notional amount of futures sold as a percentage of Net Assets is 3.9%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

CAD	54,000	USD	39,464	Bank of America, N.A.	4/20/23	501
EUR	143,000	USD	155,178	Brown Brothers Harriman & Co	4/20/23	44
EUR	384,000	USD	414,278	Citibank, N. A.	4/20/23	2,543
EUR	75,000	USD	79,498	JPMorgan Chase Bank, N.A.	4/20/23	1,912
EUR	483,000	USD	515,470	JPMorgan Chase Bank, N.A.	4/20/23	8,814
EUR	110,000	USD	118,439	JPMorgan Chase Bank, N.A.	4/20/23	963
EUR	450,000	USD	488,718	JPMorgan Chase Bank, N.A.	4/20/23	(693)
EUR	416,000	USD	449,377	State Street Bank and Trust Co	4/20/23	2,180
GBP	94,000	USD	115,299	Brown Brothers Harriman & Co	4/20/23	699
GBP	76,000	USD	93,387	Brown Brothers Harriman & Co	4/20/23	398
GBP	330,000	USD	399,765	HSBC Bank	4/20/23	7,459
GBP	97,000	USD	118,040	JPMorgan Chase Bank, N.A.	4/20/23	1,659
GBP	83,000	USD	102,301	JPMorgan Chase Bank, N.A.	4/20/23	122
USD	39,323	AUD	58,000	HSBC Bank	4/20/23	531
USD	20,629	CAD	28,000	Brown Brothers Harriman & Co	4/20/23	(93)
USD	73,535	CAD	100,000	HSBC Bank	4/20/23	(474)
USD	627,186	EUR	593,000	Bank of America, N.A.	4/20/23	(16,500)
USD	380,776	EUR	358,000	Bank of America, N.A.	4/20/23	(7,823)
USD	31,961,504	EUR	30,080,000	Brown Brothers Harriman & Co	4/20/23	(689,518)
USD	4,478,436	EUR	4,184,000	Brown Brothers Harriman & Co	4/20/23	(63,182)
USD	187,118	EUR	176,000	Brown Brothers Harriman & Co	4/20/23	(3,925)
USD	839,416	EUR	781,000	Brown Brothers Harriman & Co	4/20/23	(8,339)
USD	294,398	EUR	275,000	HSBC Bank	4/20/23	(4,107)
USD	8,060,392	EUR	7,560,000	JPMorgan Chase Bank, N.A.	4/20/23	(145,783)
USD	204,076	EUR	190,000	JPMorgan Chase Bank, N.A.	4/20/23	(2,164)
USD	394,552	EUR	362,000	JPMorgan Chase Bank, N.A.	4/20/23	1,611
USD	870,687	EUR	801,000	JPMorgan Chase Bank, N.A.	4/20/23	1,223
USD	192,218	GBP	156,000	BNP Paribas S.A.	4/20/23	(287)
USD	221,460	GBP	179,000	BNP Paribas S.A.	4/20/23	572
USD	15,046,991	GBP	12,587,000	Brown Brothers Harriman & Co	4/20/23	(485,505)
USD	3,133,601	GBP	2,600,000	Brown Brothers Harriman & Co	4/20/23	(74,828)
USD	1,010,428	GBP	840,000	Brown Brothers Harriman & Co	4/20/23	(26,142)
USD	472,993	GBP	397,000	Brown Brothers Harriman & Co	4/20/23	(16,909)
USD	1,451,747	GBP	1,217,000	JPMorgan Chase Bank, N.A.	4/20/23	(50,044)
USD	181,258	GBP	150,000	JPMorgan Chase Bank, N.A.	4/20/23	(3,843)
USD	151,894	GBP	126,000	State Street Bank and Trust Co	4/20/23	(3,591)
USD	53,122	GBP	44,000	State Street Bank and Trust Co	4/20/23	(1,174)
USD	5,780,133	GBP	4,750,000	State Street Bank and Trust Co	4/20/23	(81,419)
USD	191,452	GBP	157,000	State Street Bank and Trust Co	4/20/23	(2,288)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(1,657,400)

Unrealized Appreciation						31,231
Unrealized Depreciation						(1,688,631)
Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,068,820 or 4.8% of net assets.

(d)	Security is perpetual in nature with no stated maturity date.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,124,778.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Non-income producing - Security is in default.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.86%	-	107,974,723	87,225,020	103,692	-	-	20,749,703	0.1%
Total	-	107,974,723	87,225,020	103,692	-	-	20,749,703

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and/or potential credit events.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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